UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2009

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On October 14, 2010, Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), issued a press release reporting its results for the quarter ended September 30, 2010. A portion of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

On December 16, 2009, Cubist completed its acquisition of Calixa Therapeutics Inc., a Delaware corporation (“Calixa”), pursuant to an Agreement and Plan of Merger entered into by and among Cubist, Calixa, SD Acquisition Corporation and the other parties thereto on December 12, 2009. On February 26, 2010, Cubist filed Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed by Cubist on December 17, 2009 (the “Initial 8-K”), which is incorporated by reference herein, to report the completion of its acquisition of Calixa. The following unaudited pro forma condensed combined consolidated statement of operations is filed as Exhibit 99.2 to this Current Report on Form 8-K to update the financial information presented under Item 9.01(b) of Amendment No. 1 through December 31, 2009.

(b)                   Pro Forma Financial Information.

The following unaudited pro forma condensed combined consolidated statement of operations is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•                  Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2009; and

•                  Notes to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations.

(d)      Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Portion of Cubist’s press release dated October 14, 2010.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: October 18, 2010	By:	/s/ DAVID W.J. MCGIRR
David W.J. McGirr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Portion of Cubist’s press release dated October 14, 2010.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2009.